                                                                  EXHIBIT 10.14

                        SBA COMMUNICATIONS CORPORATION
                            SUBORDINATION AGREEMENT



     This Agreement, dated as of August 8, 1997, is among SBA Communications Corporation, a Florida corporation (the "Company"), the undersigned holders of
                                         -------
in excess of 73% of the Company's 4% Series A Convertible Preferred Stock, $0.01 par value per share, and BankBoston, N.A., as agent (the "Agent") for itself and
                                                          -----
the other Lenders under the Credit Agreement (as defined below). The parties agree as follows:

1.  Reference to Credit Agreement; Certain Rules of Construction; Definitions.
    -------------------------------------------------------------------------
Reference is made to the Credit Agreement dated as of the date hereof, as from time to time in effect (the "Credit Agreement"), among the Company, its
                             ----------------
Subsidiaries from time to time party thereto, the Lenders and the Agent. Except as the context otherwise explicitly requires, (a) the capitalized term "Section" refers to sections of this Agreement, (b) references to a particular Section shall include all subsections thereof and (c) the word "including" shall be construed as "including without limitation". Capitalized terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined. Certain other capitalized terms are used in this Agreement as specifically defined in this Section 1 as follows:

     1.1. "Junior Creditor" means each holder of any Preferred Stock and each
           ---------------
other Person becoming a party to this Agreement (or a substantially similar subordination agreement) pursuant to Section 8.1.

     1.2. "Preferred Stock" means, collectively, the Series A Preferred Stock,
           ---------------
Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

     1.3. "Reorganization" means any voluntary or involuntary dissolution,
           --------------
winding-up, liquidation, reorganization by judicial proceedings, bankruptcy, insolvency, receivership or other statutory or common law proceedings, including any proceeding under the federal Bankruptcy Code or any similar law of any other jurisdiction, involving the Company, any of its properties or the readjustment of the liabilities of the Company or any assignment for the benefit of creditors or any marshaling of the assets or liabilities of the Company.

     1.4. "Senior Indebtedness" means all Credit Obligations and all renewals,
           -------------------
extensions and refinancings of the Credit Obligations.

     1.5. "Signatory Holders" means the undersigned holders of at least 73% of
           -----------------
the outstanding Preferred Stock and each other Person to whom Subordinated Indebtedness is transferred by such a Signatory Holder in a transaction complying with Section 8.1.

     1.6. "Subordinated Indebtedness" means:
           -------------------------

          (a) Rights to receive dividends on and redemptions of any Preferred Stock and all other Indebtedness of the Company and its Subsidiaries to the Junior Creditors with respect to the Preferred Stock; and

          (b) All other obligations of the Company and its Subsidiaries to the Junior Creditors with respect to the items in clause (a), whether now existing or hereafter arising, including any claim against the Company and its Subsidiaries in respect of rescission, indemnification, expenses, damages or otherwise.

2.  Subordination Covenants.  Each of the Company and each Junior Creditor
    -----------------------
covenants that, so long as any part of the Senior Indebtedness is outstanding and until the Lenders' obligations to extend credit under each Credit Document shall have been terminated, each of them will comply with the following provisions:

     2.1. Subordination.  To the extent and in the manner provided in this
          -------------
Agreement, the payment of any Subordinated Indebtedness is and shall be expressly subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, and the Subordinated Indebtedness is subordinated as a claim against the Company, any of its Subsidiaries, any guarantor of the Senior Indebtedness or any of their respective assets to the prior payment in full of the Senior Indebtedness, in each case whether such claim is (a) in the ordinary course of business or (b) in the event of any Reorganization.

     2.2. Restricted Payments.  The Company and its Subsidiaries will not make,
          -------------------
and the Junior Creditors will not accept or receive, any payment of any Subordinated Indebtedness, whether in cash, securities or other property or by way of conversion, exchange or set-off or otherwise, and no such payment shall become due; provided, however, that the Company may make, and the Junior
            --------  -------
Creditors may accept and receive, payments as follows:

          2.2.1. So long as immediately before and after giving effect thereto no Default exists, and so long as immediately after giving effect thereto the Company and its Subsidiaries are in pro forma compliance with the Computation Covenants, the Company may redeem outstanding shares of Preferred Stock after the fifth anniversary of the date of the initial closing of the private placement of Series A Preferred Stock pursuant to the Offering Memorandum; provided, however, that during any single fiscal
                              --------  -------
     year (a) any such redemption by the Company shall occur after the date upon which the Company makes any prepayment to the Lenders pursuant to section
     4.3.2 (Excess Cash Flow) of the Credit Agreement; and (b) all such redemptions made during such fiscal year shall be in an aggregate amount no greater than the amount of any prepayment pursuant to such section 4.3.2 made to the Lenders in such fiscal years; and provided, further, that the
                                                   --------  -------
     number of shares redeemed pursuant to this Section 2.2.1 during any fiscal year shall not exceed 25% of the shares outstanding on March 31, 2002.

          2.2.2. So long as immediately before and after giving effect thereto no Default exists, the Company may redeem outstanding shares of Preferred Stock after December 31, 1999 from the proceeds of a public offering of the Company's Common Stock raising gross proceeds of at least $20,000,000.

     2.3. Reorganization.  In the event of any Reorganization, all Senior
          --------------
Indebtedness shall first be paid in full before any payment is made on account of any Subordinated Indebtedness. In any proceedings seeking to effect a Reorganization any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in respect of any such Subordinated Indebtedness shall be paid or delivered directly to the Agent for application to payment of the Senior Indebtedness, unless and until all Senior Indebtedness shall have been paid in full.

     2.4. Specific Powers in Reorganization.  In any proceedings with respect to
          ---------------------------------
any Reorganization, the Junior Creditors irrevocably authorize the Agent:

          (a) In the event the Subordinated Indebtedness claims have not been properly submitted and presented in such proceedings by the 10th day prior to the expiration date for the submission and presentment of claims, to prove and enforce any claims on the Subordinated Indebtedness owed by the Company and its Subsidiaries to the Junior Creditors either in the name of the Agent or in the names of the Junior Creditors as the attorney-in-fact of the Junior Creditors for such limited purpose;

          (b) To accept and execute receipts for any payment or distribution made with respect to any such Subordinated Indebtedness and to apply such payment or distribution to the payment of the Senior Indebtedness; and

          (c) To take any lawful action necessary to effectuate the foregoing, either in the name of the Agent or in the name of the Junior Creditors as the attorney-in-fact of the Junior Creditors for such limited purpose.

     2.5. Turnover of Payments.  If any payment or distribution of the assets of
          --------------------
the Company or any of its present or future Subsidiaries of any kind or character (other than payments permitted by Section 2.2) shall be received, by way of set-off or otherwise, by the Signatory Holders in contravention of
Section 2.2 or 2.3 and, in the case of any contravention of Section 2.2 on account of a Default existing before or after giving effect to such payment or distribution, the Company or the Agent shall have given the Signatory Holders written notice of such Default prior to the receipt by the Signatory Holders of such payment, then such payment or distribution shall be promptly paid over to the Agent (who shall have the right to convert any such assets into cash) for application to the payment of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness. Any funds or property remaining after all such Senior Indebtedness has been paid in full at a time when the Lenders' obligations to extend credit under the Credit

Documents have been terminated shall be promptly remitted by the Agent to the Signatory Holders. Upon written request by the Signatory Holders, the Agent shall provide the Signatory Holders with computations showing any payments or assets of the Company received by the Agent pursuant to this Section 2.5, any conversion of any such assets into cash and the application of such payments on account of the Senior Indebtedness.

     2.6. Restrictions on Acceleration.  Notwithstanding any contrary provision
          ----------------------------
of any Subordinated Indebtedness or of any agreement or instrument relating thereto, (a) no Subordinated Indebtedness (other than payments permitted by Section 2.2) shall become or be declared to be due and payable prior to the date on which the Senior Indebtedness becomes or is declared to be due and payable and (b) if any Senior Indebtedness shall have become or been declared to be due and payable prior to its stated maturity, the Subordinated Indebtedness shall become immediately due and payable.

     2.7. Restrictions on Remedies.  The Junior Creditors shall not, without the
          ------------------------
Agent's prior written consent, institute proceedings to enforce any Subordinated Indebtedness, notwithstanding any provision to the contrary contained in any Subordinated Indebtedness or in any agreement or instrument relating thereto. Without limiting the generality of the foregoing sentence, the Junior Creditors shall not, without the Agent's prior written consent, commence or join with any other creditor of the Company and its Subsidiaries in commencing any proceeding against the Company and its Subsidiaries seeking to effect a Reorganization. Notwithstanding the foregoing, in the event of any Reorganization, the Junior Creditors shall be entitled to prove and enforce their claims on the Subordinated Indebtedness in their own names subject, however, to the subordination and application provisions contained herein.

     2.8. No Collateral.  The Company and its Subsidiaries shall not grant, and
          -------------
the Junior Creditors shall not demand, accept or receive, any collateral, direct or indirect, for any Subordinated Indebtedness.

     2.9. No Other Subordination.  Each Junior Creditor represents that the
          ----------------------
Subordinated Indebtedness has not been subordinated by agreement of such Junior Creditor to any obligations other than the Senior Indebtedness and covenants that it will not subordinate the Subordinated Indebtedness to any other obligations except with the prior written consent of the Agent.

     2.10. Payment in Full.  For the purposes of this Agreement, no Senior
           ---------------
Indebtedness shall be deemed to have been paid in full unless the holder thereof shall have received cash equal to the amount thereof then outstanding; provided,
                                                                       --------
however, that if the Lenders are required by reason of a judgment or order of
-------
any court or administrative authority having competent jurisdiction to repay any amounts or property received by the Lenders on account of the Credit Obligations and the Lenders repay or return such amounts or property, then the subordination provisions of this Agreement shall be reinstated retroactively with respect to the amounts so repaid or property so returned as if such amounts or property had never been received by the Lenders, notwithstanding any termination thereof or the cancellation of any instrument or agreement evidencing any of the Credit Obligations.

3.  Effect of Provisions; Subrogation.
    ---------------------------------

     3.1. Effect of Provisions; Relative Rights.  The provisions hereof as to
          -------------------------------------
subordination are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on one hand and the Junior Creditors on the other hand, and such provisions shall not impair as between the Company and the Junior Creditors the obligation of the Company to pay to the Junior Creditors any Subordinated Indebtedness owed by the Company to the Junior Creditors and all other amounts in respect thereof, nor shall any such provisions prevent the Junior Creditors from exercising all remedies otherwise permitted by applicable law or under the terms of such Subordinated Indebtedness upon a default thereunder, except to the extent prohibited by this Agreement.

     3.2. Subrogation.  When all Senior Indebtedness has been paid in full and
          -----------
the Lenders' obligations to extend credit under all Credit Documents have been terminated, the Junior Creditors shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company or any of its Subsidiaries that would be deemed payable on the Senior Indebtedness until the Subordinated Indebtedness shall be paid in full. For the purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Junior Creditors would be entitled except for the provisions of this Agreement, and no payment over pursuant to the provisions of this Agreement to the holders of Senior Indebtedness by the Junior Creditors, shall, as between the Company or any of its Subsidiaries and their creditors other than the holders of Senior Indebtedness, on one hand, and the Junior Creditors, on the other hand, be deemed to be a payment by the Company or any of its Subsidiaries to or on account of Senior Indebtedness.

4.  Further Assurances.  Each of the Company and each Junior Creditor covenants
    ------------------
to execute and deliver to the Agent such further instruments and to take such further action as the Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

5.  Representations and Warranties.
    ------------------------------

     5.1. Signatory Holders.  Each Signatory Holder represents and warrants as
          -----------------
to itself only (and not as to any other Junior Creditor) as follows:

          5.1.1. Existence and Power.  Such Signatory Holder is a validly
                 -------------------
     existing entity with all power and authority necessary to enter into and perform this Agreement.

          5.1.2. Authorization and Enforceability.  Such Signatory Holder has
                 --------------------------------
     taken all action required to execute, deliver and perform this Agreement. This Agreement constitutes the legal, valid and binding obligation of such Signatory Holder, enforceable against such Signatory Holder in accordance with its terms.

          5.1.3. No Legal Obstacle to Agreements.   Neither the execution and
                 -------------------------------
     delivery of this Agreement, nor the consummation of any transaction referred to in or contemplated by this Agreement, nor the fulfillment of the terms hereof, has constituted or resulted, or will constitute or result, in:

          (a) Any breach or termination of the provisions of any agreement, instrument, deed or lease to which such Signatory Holder is a party or by which it is bound, or of the organizational and governing documents of such Signatory Holder; or

          (b) To the best of such Signatory Holder's knowledge, the violation of any law, statute, judgment, decree or governmental order, rule or regulation applicable to such Signatory Holder.

     No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by such Signatory Holder in connection with the execution, delivery and performance of this Agreement or any other Credit Document to which it is party or the transactions contemplated hereby or thereby.

          5.1.4. Litigation.  No litigation, at law or in equity, or any
                 ----------
     proceeding before any court, board or other governmental or administrative agency or any arbitrator is pending to which such Signatory Holder is a party or, to the knowledge of such Signatory Holder, is any such litigation or proceeding threatened, which seeks to enjoin the consummation, or which questions the validity, of any of the transactions contemplated by this Agreement.

     5.2.  Company.  The Company represents and warrants as follows:
           -------

          5.2.1.  Outstanding Preferred Stock.  As of the date hereof Series A
                  ---------------------------
     Preferred Stock is the only Preferred Stock outstanding. Shares of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock are issuable only in connection with, and to holders of, Series A Preferred Stock or other shares of Preferred Stock issued directly or indirectly in connection with, and to holders of, Series A Preferred Stock.

          5.2.2.  Authority of Signatory Holders. The Signatory Holders
                  ------------------------------
     constitute the holders of at least 73% of the outstanding Preferred Stock and have the authority to bind all other Junior Creditors to this Agreement by virtue of Article E of the Amended and Restated Certificate of Designation, Preferences, Rights and Limitations Amending Terms of the Preferred Stock dated April 1977.

6.  Information Regarding the Company.  Each Junior Creditor agrees that it has
    ---------------------------------
made such investigation as it deems desirable of the risks undertaken by it in entering into this Agreement and is fully satisfied that it understands all such risks. Each Junior Creditor waives any obligation which may now or hereafter exist on the part of the Agent or any holder of any Senior Indebtedness to inform such Junior Creditor of the risks being undertaken by entering into this Agreement or of any changes in such risks and such Junior Creditor undertakes to keep itself informed of such risks and any changes therein. Each Junior Creditor expressly waives (except to the extent prohibited by applicable law which cannot be waived) any duty which may now or hereafter exist on the part of the Agent or any holder of any Senior Indebtedness to disclose to such Junior Creditor any matter related to the business, operations, character, collateral, credit, condition (financial or otherwise), income or prospects of the Company or its Affiliates, properties or management, whether now or hereafter known by any Lender. Each Junior Creditor agrees that it assumes sole responsibility for obtaining from the Company and its Affiliates all information concerning the Credit Agreement and all other Credit Documents and all other information as to the Company and its Subsidiaries and their respective Affiliates, properties or management or anything relating to any of the above as it deems necessary or desirable.


7.  Continuing Agreement; Lender Powers; etc.
    -----------------------------------------

     7.1. Continuing Agreement, etc.  This Agreement shall be a continuing
          -------------------------
agreement and shall remain in full force and effect until the payment in full of the Senior Indebtedness and the termination of the Lenders' obligations to extend credit under all Credit Documents.

     7.2. Consent to Credit Agreement.  Each Junior Creditor acknowledges
          ---------------------------
receipt from the Company of a correct and complete copy of the Credit Agreement as in effect as of the date hereof, and consents to all of the provisions of the Credit Agreement as in effect as of such date.

     7.3. Power to Modify Credit Agreement, etc.  To the extent permitted by
          -------------------------------------
applicable law that cannot be waived, each Junior Creditor grants the Agent and the Lenders full power, in their sole discretion, without notice to or consent by such Junior Creditor and without in any way affecting the subordination of the Subordinated Indebtedness provided in this Agreement, but subject to the proviso set forth at the end of this Section 7.3:

          7.3.1. To waive compliance with any Default under, and to consent to any amendment or change of any terms of, the Credit Agreement, any other Credit Document, the Credit Security, the Credit Obligations or any Guarantee thereof (each as from time to time in effect);

          7.3.2. To grant one or more extensions or renewals of the Credit Obligations (for any duration), and any other indulgence with respect thereto and to effect any total or partial release (by operation of law or otherwise), discharge, compromise or settlement with respect to the obligations of the Company in respect of the Credit Obligations, whether or not rights against the Company under this Agreement are reserved in connection therewith;

          7.3.3. To take security in any form for the Credit Obligations and to consent to the addition to or the substitution, exchange, release, failure to perfect or any other disposition of, and to deal in any other manner with, any property which may from time to time secure the Credit Obligations whether or not the property, if any, received upon the exercise of such power shall be of a character or value the same as or different from the character or value of any property disposed of, and to obtain, modify or release any present or future Guarantees of the Credit Obligations and to proceed against any of the Credit Security or such Guarantees in any order;

          7.3.4. To extend credit under the Credit Agreement or any other Credit Document, or otherwise, in such amount as the Lenders may determine, whether for a greater or lesser amount than is presently in effect, even though the financial condition of the Company and its Subsidiaries may have deteriorated since the date hereof; and

          7.3.5. To collect or liquidate or realize upon any of the Credit Obligations or the Credit Security in any lawful manner or to refrain from collecting or liquidating or realizing upon any of the Credit Obligations or the Credit Security;

     provided, however, that the Company and the Agent agree not to amend the
     --------  -------
     definition of "Consolidated Excess Cash Flow" or of the terms included in such definition without the consent of the holders of at least 66-2/3% of the outstanding Preferred Stock if the effect of such amendment would be to reduce the amount of Consolidated Excess Cash Flow.

     7.4. No Impairment by Company, Lenders, etc.  No right of the Lenders or
          --------------------------------------
any present or future holder of any Senior Indebtedness shall at any time be prejudiced or impaired by any act or failure to act on the part of the Company, including any noncompliance by the Company with the terms of this Agreement, or by any lawful act or failure to act, in good faith, by any Lender or any such holder (other than amendments to the Credit Documents entered into by the Agent or the Lenders).

     7.5. Specific Performance.  The Agent is authorized to demand specific
          --------------------
performance of this Agreement at any time when the Company or any Junior Creditor shall have failed to comply with any provision hereof applicable to it, and each of them irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Lenders.

8.   Transfers; Successors and Assigns.
     ---------------------------------

     8.1. Transfers.  No Signatory Holder will sell, assign, transfer or
          ---------
otherwise dispose of any Subordinated Indebtedness except to another Person which shall have entered into this Agreement expressly as a Signatory Holder. The other Junior Creditors will not sell, assign, transfer or otherwise dispose of any Subordinated Indebtedness except to another Person which shall have entered into this Agreement or another agreement with the Agent, in a form satisfactory to the Agent, providing for subordination of such Subordinated Indebtedness to the prior payment of the Credit Obligations on the terms provided in this Agreement.

     8.2. Successors and Assigns.  The provisions of this Agreement shall inure
          ----------------------
to the benefit of the Lenders and their successors and assigns and shall be binding upon each of the Company and the Junior Creditors and their respective successors and assigns. The Company and the Junior Creditors may not assign their rights or obligations under this Agreement except to the extent provided in Section 8.1.

9.   Notices.  Any notice or other communication in connection with this
     -------
Agreement shall be deemed to be given if given in writing (including telex, telecopy or similar teletransmission) addressed as provided below (or to the addressee at such other address as the addressee shall have specified by notice actually received by the addressor), and if either (a) actually delivered in fully legible form to such address (evidenced in the case of a telex by receipt of the correct answerback) or (b) in the case of a letter, five business days shall have elapsed after the same shall have been deposited in the United States mails, with first-class postage prepaid and registered or certified.

     If to the Company, to it at its address specified in or pursuant to Section 16 of the Credit Agreement, to the attention of its chief financial officer.

     If to any Signatory Holder, to it at its address set forth below its signature hereto.

     If to any other Junior Creditor, to it in care of the Company.

     If to the Agent, to it at its address specified in or pursuant to Section 16 of the Credit Agreement.

10.  Venue; Service of Process.  Each of the Company and each Junior Creditor:
     -------------------------

          (a) Irrevocably submits to the nonexclusive jurisdiction of the state courts of The Commonwealth of Massachusetts and to the nonexclusive jurisdiction of the United States District Court for the District of Massachusetts for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement or any other Credit Document or the subject matter hereof or th e reof; and

          (b) Waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such proceeding brought in any of the above-named courts, any claim that it is not subject personally to the jurisdiction of such court, that its property is exempt or immune from attachment or execution, that such proceeding is brought in an inconvenient forum, that the venue of any such proceeding is improper, or that this Agreement or any other Credit Document, or the subject matter hereof or thereof, may not be enforced in or by such court.

Each of the Company and each Junior Creditor consents to service of process in any such proceeding in any manner permitted by Chapter 223A of the General Laws of The Commonwealth of Massachusetts and agrees that service of process by registered or certified mail, return receipt requested, at its address specified in or pursuant to Section 9 is reasonably calculated to give actual notice.

11.  WAIVER OF JURY TRIAL.  TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH
     --------------------
CANNOT BE WAIVED, EACH OF THE AGENT, THE COMPANY AND EACH JUNIOR CREDITOR WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND OR ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR ANY CREDIT OBLIGATION OR IN ANY WAY CONNECTED WITH THE DEALINGS OF THE AGENT, THE COMPANY OR THE JUNIOR CREDITORS IN CONNECTION WITH ANY OF THE ABOVE, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN CONTRACT OR TORT OR OTHERWISE. Each of the Company and each Signatory Holder acknowledges that it has been informed by the Agent that the provisions of this Section 11 constitute a material inducement upon which each of the Lenders has relied, is relying and will rely in entering into the Credit Agreement and any other Credit Document, and that it has reviewed the provisions of this Section 11 with its counsel. The Agent, the Company or any Junior Creditor may file an original counterpart or a copy of this Section 11 with any court as written evidence of the consent of the Agent, the Company and such Junior Creditor to the waiver of the right to trial by jury.

12.  General.  All covenants, agreements, representations and warranties made in
     -------
this Agreement or any other Credit Document or in certificates delivered pursuant hereto or thereto shall be deemed to have been relied on by each Lender, notwithstanding any investigation made by the Agent on its behalf, and shall survive the execution and delivery to the Lenders hereof and thereof. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof, and any invalid or unenforceable provision shall be modified so as to be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not limit, alter or otherwise affect the meaning hereof. This Agreement and the other Credit Documents constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral. This Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the dated first written above.

                         SBA COMMUNICATIONS CORPORATION


                         By /S/ Jeffrey A. Stoops
                           ________________________________
                           Title: Senior Vice President



                         BANKBOSTON, N.A.,
                           as Agent under the Credit Agreement


                         By /s/ Reginald T. Dawson
                           ________________________________
                           Title: Director


                         ABS CAPITAL PARTNERS II, L.P.

                         By:  ABS PARTNERS II, LLC, its General Partner


                              By: /s/ Donald B. Hebb, Jr.
                                 __________________________
                                 Donald B. Hebb, Jr., Managing Member

                         ABS MB MANAGEMENT
                         135 East Baltimore Street
                         Baltimore, MD  21202
                         Telecopy:  (410) 895-4380

                         ADVENT ATLANTIC AND PACIFIC III, L.P.

                         By: TA ASSOCIATES AAP III PARTNERS, L.P., its General Partner

                              By:   TA ASSOCIATES, INC., its
                                    General Partner

                                    By: /s/ Brian J. Conway
                                       ____________________
                                       Brian J. Conway,
                                       Managing Director

                                     TA ASSOCIATES
                                     125 High Street, Suite 2500
                                     Boston, MA  02110
                                     Telecopy:  (617) 574-6728

                                 ADVENT VII L.P

                                 By: TA ASSOCIATES VII L.P., its General
                                     Partner

                                     By: TA ASSOCIATES, INC.,its
                                          General Partner

                                         By: /s/ Brian J. Conway
                                            _______________________
                                            Brian J. Conway
                                            Managing Director

                                     TA ASSOCIATES
                                     125 High Street, Suite 2500
                                     Boston, MA  02110
                                     Telecopy:  (617) 574-6728

                                     TA VENTURE INVESTORS LIMITED
                                     PARTNERSHIP

                                     By: /s/ Brian J. Conway
                                        ___________________________
                                        Brian J. Conway,
                                        General Partner

                                     TA ASSOCIATES
                                     125 High Street, Suite 2500
                                     Boston, MA  02110
                                     Telecopy:  (617) 574-6728

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